

EIP PHARMA

Canaccord Growth Conference
Aug 9-10, 2023; Boston

Investor Presentation

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. Subject to certain exceptions to be approved by the relevant regulators or certain facts to be ascertained, a public off will not be made directly or indirectly in or into any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction, or by use of the mails or by any means or instrumentality (including, without limitation, facsimile transmission, telephone, or Internet) of interstate or foreign commerce, or any facility or a national securities exchange, of any such jurisdiction.

Important Additional Information and Where to Find It

In connection with the proposed transaction between Diffusion Pharmaceuticals and EIP Pharma, Diffusion Pharmaceuticals has filed with the SEC a registration statement on Form S-4 (as amended, the "Registration Statement") containing a proxy statement/prospectus/information statement (the "Definitive Proxy Statement") related to a special meeting of its stockholders. Diffusion Pharmaceuticals has mailed the Definitive Proxy Statement to Diffusion Pharmaceuticals' stockholders as of the record date of July 10, 2023, describing the proposals set forth therein to be voted on at the special meeting. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND STOCKHOLDERS ARE URGED TO READ THESE MATERIALS – INCLUDING THE REGISTRATION STATEMENT, THE DEFINITIVE PROXY STATEMENT, ANY AMENDMENTS OR SUPPLEMENTS THERETO, AND ANY DOCUMENTS INCORPORATED THEREIN – CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT DIFFUSION PHARMACEUTICALS, EIP PHARMA, THE PROPOSED TRANSACTION AND OTHER RELATED MATTERS. This communication is not a substitute for the Registration Statement, Definitive Proxy Statement or any other documents that Diffusion Pharmaceuticals may file with the SEC or send to Diffusion Pharmaceuticals' stockholders in connection with the proposed transaction. Investors and stockholders may obtain free copies of the proxy statement, prospectus and other documents filed by Diffusion Pharmaceuticals with the SEC through the website maintained by the SEC at www.sec.gov. In addition, stockholders may obtain free copies of the Definitive Proxy Statement and other documents filed by Diffusion Pharmaceuticals with the SEC through the "Investors" section of Diffusion Pharmaceuticals' website, www.diffusionpharma.com.

Participants in the Solicitation

Diffusion Pharmaceuticals and EIP Pharma, and each of their respective directors and executive officers and certain of their other members of management and employees, may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information regarding these persons and their interests in the transaction is or will be included in the Definitive Proxy Statement relating to the transaction and other relevant materials that are or will be filed with the SEC. Additional information regarding Diffusion Pharmaceuticals' directors and officers is included in Diffusion Pharmaceuticals' Annual Report on Form 10-K for the year ended December 31, 2022, which was filed with the SEC on March 24, 2023. Other information regarding the participants in the proxy solicitation and a description of their interests in the proposed transaction, by security holdings or otherwise, is included in the Definitive Proxy Statement and other relevant materials that are or will be filed with the SEC regarding the proposed transaction. Investors should read the Definitive Proxy Statement statement carefully before making any voting or investment decisions. These documents can be obtained free of charge from the sources indicated above.

Forward-Looking Statements

This presentation includes express and implied forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, regarding management's intentions, plans, beliefs, expectations or forecasts for the future, including, but not limited to, the timing and potential outcome of the proposed transaction between Diffusion Pharmaceuticals and EIP Pharma, including (without limitation) statements relating to the satisfaction of the conditions to closing, Diffusion's net cash balance at closing, Diffusion's ability to maintain it's listing on the Nasdaq Stock Market, and the expected ownership percentages of the combined company; the therapeutic potential and potential market opportunity of neflamapimod; and anticipated milestones related to the development of the combined company's clinical programs and reporting of data. Terms such as "believes," "estimates," "anticipates," "expects," "plans," "intends," "may," "could," "might," "will," "should," "approximately," or other words that convey uncertainty of future events or outcomes may identify these forward-looking statements. Although there is believed to be reasonable basis for each forward-looking statement contained herein, forward-looking statements by their nature involve risks and uncertainties, known and unknown, many of which are beyond the parties' control and, as a result, actual results could differ materially from those expressed or implied in any forward-looking statement. Particular risks and uncertainties include, among other things, those related to the completion of the proposed transaction, including the need for stockholder approval and the satisfaction of other closing conditions; the cash balances of Diffusion at the time of closing and the combined company following the closing, if completed, of the proposed transaction; the ability of Diffusion Pharmaceuticals to remain listed on the Nasdaq Capital Market, as well as comply with any Nasdaq rules and regulations related to the proposed transaction; the price of Diffusion Pharmaceuticals' securities, which may be volatile due to a variety of factors, including changes in the competitive and highly regulated industries in which Diffusion Pharmaceuticals and/or EIP Pharma operates; variations in operating performance across competitors; changes in laws and regulations affecting Diffusion Pharmaceuticals' or EIP Pharma's business; the ability to implement business plans, forecasts, and other expectations after the completion of the proposed transaction; general economic, political, business, industry, and market conditions, inflationary pressures, and geopolitical conflicts; the uncertainties inherent to the biopharmaceutical industry, including the fact that preclinical and interim results may not be indicative of future results; and the other factors discussed under the heading "Risk Factors" in Diffusion Pharmaceuticals' most recent Annual Report on Form 10-K, most recent Quarterly Report on Form 10-Q, and other filings with the SEC. Any forward-looking statements in this presentation speak only as of the date hereof (or such earlier date as may be identified). New factors emerge from time to time, and it is not possible for us to predict all such factors, nor can we assess the impact of each such factor on the businesses or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. These risks, as well as other risks associated with the merger, are more fully discussed in the Definitive Proxy Statement and the Registration statement filed with the SEC in connection with the proposed transaction and, except as required by applicable law, rule, or regulation, neither Diffusion Pharmaceuticals nor EIP Pharma undertakes any obligation to update any such statements after the date hereof. These forward-looking statements should not be relied upon as representing Diffusion Pharmaceuticals' views as of any date subsequent to the date hereof.

.

Planned Merger[1]

EIP PHARMA

Diffusion Pharmaceuticals Inc.

Diffusion shareholders expected to own **24.68%** of the total number of outstanding shares of capital stock of NewCo[2]

1. Cash
2. Key leadership and Board members
3. Public listing on NASDAQ

Combined company will have:

- Phase 2b clinical asset
- Expected cash runway through Phase 2b data and through to end of 2024

CERVOMED

"Medicines for the Brain"

Merger expected to close in Q3 2023[3,4]

EIP PHARMA

Current equity and convertible debt holders of EIP Pharma expected to own a combined **75.32%** of capital stock of NewCo

1. Oral neflamapimod
2. Key leadership and Board members
3. $21M NIA grant

1.See registration statement containing a proxy statement and prospectus related to a special meeting of its stockholder filed with the SEC and available at www.sec.gov. 2. Calculated on a fully-diluted and as-converted basis. 3. Merger has unanimous support of both EIP Pharma and Diffusion Boards of Directors and has been approved by EIP Pharma shareholders. 4. Subject to approval by Diffusion stockholders and other customary closing conditions.

EIP Pharma at a Glance

Late Clinical Stage CNS Company	Differentiated approach to age-related neurologic disorders with a late-stage lead clinical asset; pipeline of additional indications and second asset
Phase 2b Ready Lead Drug Candidate	Neflamapimod has the potential to be the ***first disease-modifying treatment for dementia with Lewy bodies (DLB)***; granted Fast Track designation by FDA
Attractive Commercial Opportunity in DLB	1.4M patients in the US and EU; 3rd most common neurodegenerative disease[1] >$3B US peak sales opportunity for first to market
Multiple Catalysts by the end of 2024	Initiated Phase 2b DLB clinical study in 2Q23; complete enrollment in 1H24 and report primary efficacy results[2] in 2H24
Phase 2b Clinical Study Funded by NIH/NIA	Awarded $21M grant from the NIH's National Institute on Aging (NIA) which will fully fund the planned Phase 2b study[3]

1. After Alzheimer's disease and Parkinson's disease. 2. From placebo-controlled portion of Phase 2b DLB study. 3. The NIA grant funds will be disbursed over the course of study as costs are incurred.

EIP Pharma Pipeline

	EIP Comm. Rights	PRECLINICAL	PHASE 1	PHASE 2	PHASE 3
NEFLAMAPIMOD					
Dementia with Lewy bodies*	WW			ENTERING PHASE 2B	
Recovery after Anterior Circulation Ischemic Stroke	WW		PHASE 2 READY		
Early-onset Alzheimer's Disease (EOAD)	WW		PHASE 2 READY		
EIP200 (novel co-crystal)					
Multiple CNS	WW	PRECLINICAL			

*Received FDA Fast Track designation

Opportunity for Therapeutics Targeting Basal Forebrain Cholinergic Degeneration

EIP PHARMA

- Age-related degeneration of the basal forebrain cholinergic system plays major role in many neurologic disorders:
  - Dementia with Lewy bodies (DLB), where it is the primary pathology
  - Early stages of Alzheimer's
  - Impaired functional recovery after stroke
  - Gait dysfunction, dementia in Parkinson's
- The neurodegenerative process in the basal forebrain is ***reversible***

Basal Forebrain Cholinergic Complex


Dementia
Short Term Memory
Hippocampus
Basal Forebrain
Cortical Connections modulate cognitive and motor tasks

Dementia with Lewy Bodies (DLB)

What is DLB?

- Disease associated with abnormal deposits of a protein called alpha-synuclein in the brain. These deposits, called Lewy bodies, affect chemicals in the brain whose changes, in turn, can lead to problems with thinking, movement, behavior, and mood[1]
- Patients incur greater rate of cognitive decline, higher healthcare costs, report lower quality of life, and have caregivers with higher levels of distress compared to patients with Alzheimer's disease (AD)

Treatment Landscape and Unmet Need

- No approved therapies; limited drugs in development
- Current standard of care is cholinesterase inhibitor therapy that only transiently improves cognition and does not impact motor component

Market Opportunity

- 3rd most common neurodegenerative disease (after AD and PD)
- ~700,000 individuals in each of US and EU
- Neflamapimod has the potential to be the first disease-modifying approach because it treats the primary pathology - cholinergic degeneration in the basal forebrain

DLB affects ~1.4 million individuals in the US and EU


Nucleus
Lewy body

1. https://www.nia.nih.gov/health/what-lewy-body-dementia-causes-symptoms-and-treatments

Neflamapimod Overview

EIP PHARMA

Mechanism	• Through specifically inhibiting p38a kinase treats synaptic dysfunction • Reverses neurodegenerative process in the basal forebrain in preclinical studies
Toxicology	• Completed long-term toxicology studies in two species • At 40 mg thrice daily (TID) in humans greater than 10-fold safety margin to no-adverse-event level in long-term animal toxicity studies
Clinical Safety	• Clinical safety data in >300 healthy volunteers and patients, with treatment up to six months and doses up to 750 mg BID • Well defined and understood safety profile; transient liver enzyme elevation dose-limiting in the clinic but only at doses ≥ 250 mg BID
Clinical Efficacy	• Target engagement and blood brain barrier demonstrated in studies in AD • Statistically significant and clinically meaningful improvement vs. placebo in dementia severity, cognition and motor function seen at 40mg TID in phase 2a clinical study in DLB

Confirmatory Phase 2b clinical study in DLB initiated in Q2’2023

Licensed in 2014 from Vertex Pharmaceuticals, which had completed chronic toxicology and phase 1 & non-CNS 2a clinical studies

Neflamapimod *Reverses* Cholinergic Dysfunction and Degeneration

Ts2 mice

- Down Syndrome transgenic mouse model
- Develop adult-onset basal forebrain cholinergic degeneration
- Treated with vehicle or 3 mg/kg NFMD BID x 28 days

Reversed basal forebrain cholinergic neuron loss and restored cholinergic function

- Significantly increased number of cholinergic neurons in basal forebrain
- Normalized performance in Open field and NOR behavioral tests

Mechanism of action well defined

- Significantly reduced Rab5 activity and BACE1 / b-CTF protein level
- Reversed Rab5+ endosomal pathology
- Normalized level of phosphorylated p38a and reduced levels of its downstream substrates MK2 and MNK1

Cholinergic neurons in basal forebrain


2N
2N-NFMD
Ts2
Ts2-NFMD
100 µm

NFMD-treated Ts2 mice show >30% increase in cholinergic neurons compared to vehicle-treated Ts2 mice (*p<0.001)**


ChAT+ neuron x 10³
0
1
2
3
4
5
***
***
2N
2N-NFMD
Ts2
Ts2-NFMD

Nature Communications, 13, Article number: 5308 (2022). https://www.nature.com/articles/s41467-022-32944-3

Phase 2a Exploratory Clinical Study in Dementia with Lewy Bodies (DLB)

EIP PHARMA

AscenD-LB

Patients

- Mild-to-Moderate DLB by consensus criteria (McKeith, *Neurology*, 2017)
- Abnormal dopamine uptake by DaTscan™
- **On background cholinesterase inhibitor therapy**

16-WEEK TREATMENT, DOUBLE-BLIND
NFMD 40 mg or matching placebo

Outcome Measures

- DLB-specific Neuropsychological Test Battery (NTB, a cognitive test battery)
- Dementia Severity, assessed by CDR-SB
- Motor Function, assessed by Timed Up and Go (TUG) test

Dosing:

- **Randomized to neflamapimod (n=46) or placebo (n=45)**
- **Twice daily (BID) if weight < 80kg or three times daily (TID) if weight ≥ 80kg**
- **Well tolerated, with no study drug related discontinuations**

Nature Communications, 13, Article number: 5308 (2022). https://www.nature.com/articles/s41467-022-32944-

AscenD-LB demonstrated neflamapimod significantly improved cognition and function in mild-to-moderate DLB

AscenD-LB

		40mg BID + 40mg TID			40mg TID		
Outcome	Measure	Mean vs. placebo (95% CI)	p-value		Mean vs. placebo (95% CI)	p-value	
Dementia Severity	Clinical Dementia Rating Sum of Boxes (CDR-SB)	-0.45 (-0.83, -0.06)	0.023	+	-0.56 (-0.96, -0.16)	0.007	+
Cognition	Neuropsychological Test Battery (NTB) Composite z-score	0.04 (-0.11, 0.19)	>0.2		0.17 (0.00, 0.35)	0.049	+
	Attention Composite z-score	0.14 (-0.06, 0.35)	0.17		0.28 (0.04, 0.51)	0.023	+
Motor Function	Timed and Go Test (TUG)	-1.4 (-2.7, -0.1)	0.044	+	-1.4 (-2.6, -0.2)	0.024	+

On-study (all time-points) results; change from baseline analysis utilizing Mixed Model for Repeated Measures (MMRM)

Number of participants: 41 for placebo, 20 each for 40mg BID and 40mg TID

Improvement reflected by decrease in CDR-SB and TUG and increase in cognitive measures

Biomarker Results Support Enrichment Strategy for Future Trials

AscenD-LB

- 35-50% of patients with DLB have biomarker evidence of Alzheimer's disease (AD)
  - Represent patients with extensive neurodegeneration (neuronal loss) in the cerebral cortex, particularly in the medial temporal lobe (i.e., in the hippocampus)
  - DLB patients without positive AD biomarkers have minimal cortical atrophy (Hansen, 1998; Amin, 2020; Abdelnour, 2020)
- In phase 2a, magnitude of neflamapimod treatment effect in DLB was high (>0.5 effect size) in the 54% of patients who did *not* have biomarker evidence of AD (evaluated by plasma ptau181)

Effect Size at 40mg TID in patients with plasma ptau181 below cut-off



NTB Z-score
0.56
Attention z-score
0.78
CDR-SB
0.70
TUG
0.74
0
0.2
0.4
0.6
0.8
1
Cohen's *d* Effect Size vs. Placebo

Nature Communications, 13, Article number: 5308 (2022). https://www.nature.com/articles/s41467-022-32944-3

Phase 2b Confirmatory Study in DLB

RewinD-LB

Patients

- DLB by consensus criteria (McKeith, *Neurology*, 2017)
- Abnormal dopamine uptake by DaTscan™
- Global CDR 0.5 or 1.0
- No AD co-pathology by plasma ptau181evaluation
- 160 patients (randomized 1:1 to placebo or NFMD)

16-WEEK TREATMENT, DOUBLE-BLIND
NFMD 40 mg TID or placebo, daily

32-WEEK TREATMENT, Open Label Extension
NFMD 40 TID

Outcome Measures

- 1º: CDR-Sum of Boxes
- 2º: Cognition assessed by DLB-specific Neuropsychological Test Battery (NTB), CGIC; Motor Function, assessed by Timed Up and Go (TUG) test

Other evaluations:

- **Fluctuation scale, NPI-12, MDS-UPDRS3**
- **EEG evaluations**
- **Structural MRI in 40 patients**

Neflamapimod for DLB: Well-Positioned Commercially

EIP PHARMA



Significant Patient Numbers:
Approximately 700,000 in each of US & EU
Growth in Diagnosis Rates:
Increasing awareness of disease
High Medical Need / Pricing Leverage:
Relative to AD:
• Greater rate of cognition decline
• Lower quality of life
• Higher hospitalization costs
• Higher caregiver burden
Builds on Existing Treatment Paradigm:
Cholinesterase inhibitors utilized
Specialist Disease:
Diagnosed and managed by neurologists
>$3B Peak US Sales for First to Market

Key Individuals

Management



John Alam, MD
President, CEO & Co-Founder
- Former Chief Medical Officer and EVP Medicines Development, Vertex
- Former Global Head Alzheimer's R&D at Sanofi
- Led clinical development of Avonex for multiple sclerosis at Biogen



Sylvie Gregoire, PharmD
Executive Chair & Co-Founder
- Board member, Novo Nordisk, Perkin Elmer, F2G (private)
- Former President, Human Genetics Therapies, Shire
- Former Executive VP, Biogen; CEO, GlycoFi
- Former Board member at Vifor, Cubist, Board Chair at Corvidia



William Tanner, PhD
Chief Financial Officer (CFO)
- 20 years+ prior experience as a biotech and biopharma research analyst for leading healthcare investment banks including Vector Securities, SG Cowen, Leerink Swann, Lazard Capital Markets and Guggenheim Securities.



Kelly Blackburn
SVP, Clinical Development
- Former VP, Clinical Affairs at aTyr Pharma; VP, Clinical Development Operations at Vertex
- Led global clinical operations for Kalydeco® for the treatment of cystic fibrosis, Incivek® for hepatitis C, and Velcade® for multiple myeloma

Board

Sylvie Gregoire, PharmD (Chair)

Jeff Poulton (Chair of Audit Committee)
- CFO, Alnylam Pharmaceuticals
- Former CFO, Shire Pharmaceuticals; CFO, Indigo Agriculture

Marwan Sabbagh, MD
- Prof. of Neurology at the Alzheimer's and Memory Disorders division of the Barrow Neurological Institute at Dignity Health/St Joseph's Hospital in Phoenix, Arizona
- Camille and Larry Ruvo Endowed Chair for Brain Health and Director of Translational Research at Cleveland Clinic Lou Ruvo Center for Brain Health in Las Vegas

Frank Zavrl
- Former Partner, Adage Capital, Merlin BioMed, Scudder Kemper Investments

John Alam, MD

SAB

Ole Isacson, MD (Chair)
- Prof of Neurology (Neuroscience) Harvard Medical School

Lewis Cantley, PhD
- Dana-Farber Cancer Institute, Co-Founder of Peta Pharma, Agios, and Volastra Therapeutics

Jeff Cummings, MD, PhD
- Director, Chambers-Grundy Center for Transformative Neuroscience at UNLV

Heidi McBride, PhD
- Professor, Dept. of Neurology & Neurosurgery, McGill University

Largest Shareholders
- Joshua Boger, PhD (22% pre-merger beneficial ownership): Founder and former CEO of Vertex
- Two Co-founders (15.4%merger beneficial ownership each)

Key Upcoming Anticipated Milestones/Catalysts

EIP PHARMA

1H 2023	2H 2023	2024
✓ NIA approves $21M grant for Phase 2b ✓ Signed merger agreement with Diffusion Pharma ✓ Present data at AD/PD 2023 ✓ Initiate Phase 2b DLB study	❑ Publish additional Phase 2a data[1] from DLB study ❑ FPD in Phase 2b DLB study ❑ Close merger transaction; begin trading as a public company	❑ Complete enrollment in Phase 2b DLB study (1H) ❑ Report data from placebo-controlled portion of Phase 2b DLB study (2H)

1. Plasma ptau181 stratified results.

Summary

- Differentiated Approach to Age-related Neurologic Disorders with a Late-Stage Asset
- Major value creation potential in phase 2b read-out in dementia with Lewy bodies
- Experienced Management Team and Board of Directors
- Potential to broaden opportunity through additional indications and 2nd asset
- Significant news flow through to end of 2024

EIP PHARMA

CERVOMED

"Medicines for the Brain"

le cerveau (sair-voh), noun, masculine in French for brain or mind



EIP PHARMA

Canaccord Growth Conference
Aug 9-10, 2023; Boston

Investor Presentation